Exhibit 10.6
SIXTH AMENDMENT TO STORAGE SPACE RENTAL AGREEMENT
     THIS SIXTH AMENDMENT TO STORAGE SPACE RENTAL AGREEMENT (this “Sixth Amendment”) is made and entered into the ___day of October, 2005, by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership (the “Landlord”) and XYBERNAUT CORPORATION, a Delaware corporation, formerly known as Computer Products and Services, Inc. (the “Tenant”), with reference to the following:
RECITALS
     A. Landlord leased to Tenant certain Premises (as defined therein) pursuant to the terms and conditions of that certain Office Lease Agreement dated November 1, 194 (the “Original Lease”), as amended, (the Lease).
     B. Pursuant to that certain Storage Space Rental Agreement dated as of January 15, 1997 (the “Original Agreement”), as amended by (i) that certain First Amendment to Storage Space Rental Agreement dated September 2, 1997 (the “First Amendment”), (ii) that certain Second Amendment to Storage Space Rental Agreement dated August 20, 1998 (the “Second Amendment”); (iii) that certain Third Amendment to Storage Space Rental Agreement dated April 1, 2003 (the “Third Amendment”); (iv) that certain Fourth Amendment to Storage Space Rental Agreement dated August 18, 2003 (the “Fourth Amendment”); (v) that certain Fifth Amendment to Storage Space Rental Agreement dated March 16, 2005 (the “Fifth Amendment”) (the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and this Sixth Amendment are hereinafter collectively referred to as the “Agreement”) by and between Landlord and Tenant, Landlord leased to Tenant certain storage space located on the lower level of the building commonly known as Hyatt Plaza, 12701 Fair Lakes Circle, Fairfax, Virginia 22033 (the “Building”), which storage space is more particularly described in the Agreement; and
     C. Tenant desires to vacate a portion of its leased storage space and to retain the remaining part of its leased storage space; and
     D. Landlord and Tenant desire to further amend the Agreement as more particularly described herein subject to approval by the United States Bankruptcy Court for the Eastern District of Virginia.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:
     1. All capitalized terms used in this Sixth Amendment, unless specifically defined herein, shall have the same meaning and definition as used in the Agreement.

     2. On or before October 31, 2005 Tenant shall vacate and surrender Four Hundred (400) square feet (the “Surrendered Space”) of the One Thousand Two Hundred Eight Three (1, 283) square feet of storage space it currently leases from Landlord, as more particularly described in Exhibit “A” attached hereto. Thereupon, the Agreement shall terminate as to the Surrendered Space. Time is of the essence. Tenant shall continue to lease from Landlord the remaining Eight Hundred Eight Three (883) square feet of storage space which is known as the Large Storage Space until the expiration date of the Lease, i.e. January 31, 2006 (the “Storage Space Rental Agreement Expiration Date”).
     3. Tenant agrees to accept the Large Storage Space in its “as is” and “where is” condition, and Landlord will have no obligation to make any improvements or modifications whatsoever to the Large Storage Space.
     4. Landlord and Tenant agree that the monthly Base Rent for the Large Storage Space shall be Eight Hundred Eighty Three Dollars ($833) which amount is based on $12.00 per square foot of Rentable Area in the Large Storage Space.
     5. Tenant shall vacate and surrender the Large Storage Space in accordance with the Agreement no later than the Storage Space Rental Agreement Expiration Date. Tenant shall remove all of its property from the Large Storage Space no later than the Storage Space Rental Agreement Expiration Date.
     6. Except as expressly modified by this Sixth Amendment, the Agreement remains unchanged and in full force and effect in accordance with its terms.
     IN WITNESS HEREOF, Landlord and Tenant have executed this Sixth Amendment as of the day and year first above written.

LANDLORD:

HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership

By:	FAIR LAKES HYATT LIMITED PARTNERSHIP, a Virginia limited partnership, its general partner

	By:	Fair Lakes of Virginia, Inc., a Virginia corporation, its general partner

By:

Name:

Title:

TENANT:

XYBERNAUT CORPORATION, formerly known as Computer Products and Services, Inc., a Delaware corporation

By:

Name:

Title: